                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT

               Pursuant to Section 13 or 15(d) of the Securities

                              Exchange Act of 1934
        Date of Report (date of earliest event reported): October 18, 1996

                        ADVANTA CREDIT CARD MASTER TRUST
             (Exact name of Registrant as specified in its charter)

   New York                   Reg. No 33-73828                 Not Required
(State or other               (Commission File               (I.R.S.Employer
jurisdiction of                   Number)                    Identification
incorporation)                                                    Number)

                           Advanta National Bank USA
                          Attention: Gene S. Schneyer

                          Brandywine Corporate Center

                   650 Naamans Road, Claymont, Delaware 19703

                          (Address of Owner/Servicer)

                    (Address of principal executive offices)

              (302) 791-4400 (Telephone Number of Owner/Servicer)

                        (Registrant's Telephone Number)
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       Items 1-4           Inapplicable
       Item 5              Other Events

Information relating to the distributions to Certificateholders for the September 1996 Monthly Period of the Trust in respect of the Class A-1 5.95% Fixed Rate Asset Backed Certificates, Series 1992-3, the Class A-2 Floating Rate Asset Backed Certificates, Series 1992-3, Floating Rate Asset Backed Certificates, Series 1993-2, Floating Rate Asset Backed Certificates, Series 1993-4 and, Floating Rate Asset Backed Certificates, Series 1994-1, (the "Certificates") issued by the Registrant and to the performance of the Trust (including collections of Principal Receivables and Finance Charge Receivables Principal Receivables in the Trust, delinquent balances in Accounts, the Investor Default Amounts, the amount of Investor Charge Offs, and the Investor Servicing Fees), together with certain other information relating to the Certificates, is contained in the Monthly Report for the Monthly Period provided to Certificateholders pursuant to the Pooling and Servicing Agreement dated as of April 1, 1992 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Agreement") between Advanta National Bank USA and The Chase Manhattan Bank, formerly known as Chemical Bank, as trustee. Capitalized terms not otherwise defined herein have the meanings assigned in the Agreement.

In August 1996, the Owner/Servicer adopted a new charge-off methodology related to bankrupt credit card accounts. Under the previous methodology, when the Owner/Servicer received notification that a credit cardholder had filed a bankruptcy petition, the account was written off within 30 days of notification. Under the new methodology, the Owner/Servicer utilizes an investigative period of up to 90 days from the date of such notification. The receivable, if not paid during such investigative period, will be charged off unless the investigation shows that the cardholder's obligation to the Owner/Servicer should not be discharged as the result of the bankruptcy proceeding. In no event will the receivable be charged off at later than 186 days contractual delinquency. As the result of this new methodology, charge-offs of receivables held by the Trust were lower in September 1996 than they would have been under the previous methodology and, conversely, delinquent Receivables were higher by a like amount.

       Item 6              Inapplicable
       Item 7              Financials Statements, Pro Forma
                           Financials Information and Exhibits.


1. Monthly Reports for the September 1996 Monthly Period relating to the Series 1992-3 Class A-1, 5.95% Fixed Rate Asset Backed Certificates,
       the Series 1992-3 Class A-2 Floating Rate Asset Backed Certificates, the Series 1993-2, the Series 1993-4 and the Series 1994-1 Floating Rate Asset Backed Certificates issued by the Advanta Credit Card Master
       Trust I.
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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has only caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                       ADVANTA CREDIT CARD MASTER TRUST

                                      (Registrant)


                       BY:      ADVANTA NATIONAL BANK USA
                                      (owner/Servicer)

Date: October 18, 1996          BY: /s/ Michael Coco
                                      -----------------
                                  Name:    Michael Coco

                                  Title:   Vice President
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                                 EXHIBIT INDEX

                                                                                      Sequential
Exhibit                                                                              Page Number
-------                                                                              -----------
1.   Monthly Reports for the September 1996 Monthly Period relating to the                 5
     Class A-1 5.95% Fixed Rate Asset Backed Certificates and Class A-2
     Floating Rate Asset Backed Certificates, Series 1992-3, the Floating
     Rate Asset Backed Certificates Series 1993-2, the Floating Rate
     Asset Backed Certificates, Series 1993-4 and the Floating Rate
     Asset Backed Certificates Series 1994-1, issued by the Advanta Credit
     Card Master Trust I.